AFL-CIO Housing Investment Trust
Helping Build Twin Cities - The Union Way

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Twin Cities area is a strong market for the HIT. Since inception, the HIT has invested over $715 million in 48 projects with total development investment of $1.2 billion. These projects have built or preserved over 7,380 housing units and created an estimated 12.7 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area
In 2016 Dollars, Since Inception*
$2.3B total economic benefits

$837.5M personal income

14,780 total jobs across industry segments

6,270 union construction jobs, 12.7M hours of work

$88.3M state and local tax revenue generated

333 on the Park: The HIT provided $27.7 million
of funding for the $42.3 million substantial
rehabilitation of the 134-unit, 333 on the Park
in St. Paul, creating an estimated 191 union
construction jobs.

Five 15 on the Park: The HIT provided
$33.4 million in funding for the $52.3 million
new construction of the 259-unit Five 15 on the
Park apartments in Minneapolis, creating an
estimated 256 union construction jobs.

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data information. Data current as of December 31, 2017. Since inception dates from 1984-2017.

Projects in the Twin Cities Area in the Last 10 Years 2008-2017

In the past 10 years, the HIT has invested $465 million in 20 projects with a total development investment of $832 million. These projects are creating an estimated 8.3 million hours of union construction work*.

Project	Location	Units	HIT Investment	TDC	Union Jobs
Inver Glen Senior Housing	Inver Grove Heights	103	$15,084,000	$17,461,869	92
Solhem Apartments (Uptown House)	Minneapolis	60	$10,700,000	$12,988,106	72
Applewood Pointe of Bloomington at Southtown	Bloomington	101	$17,597,900	$20,280,641	113
Ellipse on Excelsior	St. Louis Park	132	$26,122,000	$33,244,543	186
Flo Co Fusion	Minneapolis	84	$13,543,000	$16,026,159	88
Riverside Plaza Apartments	Minneapolis	1,303	$49,950,000	$123,267,007	882
Applewood Pointe of Roseville at Langton Lake	Roseville	48	$4,700,000	$11,241,637	60
City Walk - Walkway Uptown Apartments	Minneapolis	92	$16,802,100	$20,161,502	103
The Penfield	St. Paul	254	$40,942,800	$62,505,140	319
West Side Flats Apartments	St. Paul	178	$23,500,000	$31,234,356	159
Yorkdale Terrace Townhomes	Edina	90	$4,470,000	$17,242,238	116
Five 15 on the Park	Minneapolis	259	$33,400,000	$52,331,187	256
333 on the Park	St. Paul	134	$27,680,000	$42,331,034	191
Seward Towers East and West	Minneapolis	640	$29,750,000	$99,198,392	270
Zvago Cooperative at Glen Lake	Minnetonka	54	$14,821,600	$18,981,774	83
1500 Nicollet	Minneapolis	183	$34,120,000	$61,736,138	268
Green on Fourth Apartments	Minneapolis	243	$42,654,700	$56,169,929	251
Pioneer Apartments	St. Paul	143	$14,475,000	$48,739,737	201
Union Flats	St. Paul	217	$30,630,000	$68,476,863	306
Zvago Cooperative at St. Anthony Park	St. Paul	49	$14,577,500	$18,185,346	82
TOTAL (LAST 10 YEARS - 2008-2017)		4,367	$465,520,600	$831,803,598	4,098

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331- 8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

JANUARY 2018